BYLAWS

                                       OF

                            FREEDOM BANCSHARES, INC.

                                     BYLAWS
                                       OF
                            FREEDOM BANCSHARES, INC.



                                                                            PAGE
                                                                            ----

ARTICLE  ONE   OFFICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


ARTICLE  TWO   SHAREHOLDERS'  MEETINGS . . . . . . . . . . . . . . . . . . . . 1
          2.1  Annual  Meeting . . . . . . . . . . . . . . . . . . . . . . . . 1
               ---------------
          2.2  Special  Meetings . . . . . . . . . . . . . . . . . . . . . . . 1
               -----------------
          2.3  Place . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
               -----
          2.4  Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
               ------
          2.5  Quorum. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
               ------
          2.6  Proxies;  Required  Vote. . . . . . . . . . . . . . . . . . . . 2
               ------------------------
          2.7  Presiding  Officer  and  Secretary. . . . . . . . . . . . . . . 2
               ----------------------------------
          2.8  Shareholder  List. . . . . . . . . . . . . . . . . . . . . . . .2
               -----------------


ARTICLE  THREE   DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          3.1  Management . . . . . . . . . . . . . . . . . . . . . . . . . . .2
               ----------
          3.2  Number  of  Directors. . . . . . . . . . . . . . . . . . . . . .2
               ---------------------
          3.3  Vacancies. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
               ---------
          3.4  Election  of  Directors. . . . . . . . . . . . . . . . . . . . .3
               -----------------------
          3.5  Removal. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
               -------
          3.6  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . .3
               -----------
          3.7  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . .3
               ------------
          3.8  Honorary  and  Advisory  Directors . . . . . . . . . . . . . . .3
               ----------------------------------
          3.9  Nomination  of  Directors. . . . . . . . . . . . . . . . . . . .4
               -------------------------


ARTICLE  FOUR   COMMITTEES. . . . . . . . . . . . . . . . . . . . . . . . . . .4
          4.1  Executive  Committee . . . . . . . . . . . . . . . . . . . . . .4
               --------------------
          4.2  Other  Committees. . . . . . . . . . . . . . . . . . . . . . . .5
               -----------------


ARTICLE  FIVE   MEETINGS  OF  THE  BOARD  OF  DIRECTORS . . . . . . . . . . . .6
          5.1  Time  and  Place . . . . . . . . . . . . . . . . . . . . . . . .6
               ----------------
          5.2  Regular  Meetings. . . . . . . . . . . . . . . . . . . . . . . .6
               -----------------
          5.3  Special  Meetings. . . . . . . . . . . . . . . . . . . . . . . .6
               -----------------

          5.4  Content  and  Waiver  of  Notice . . . . . . . . . . . . . . . .6
               --------------------------------
          5.5  Quorum;  Participation  by  Telephone. . . . . . . . . . . . . .6
               -------------------------------------
          5.6  Action  in  Lieu  of  Meeting. . . . . . . . . . . . . . . . . .7
               -----------------------------
          5.7  Interested  Directors  and  Officers . . . . . . . . . . . . . .7
               ------------------------------------


ARTICLE  SIX   OFFICERS,  AGENTS  AND  EMPLOYEES. . . . . . . . . . . . . . . .7
          6.1  General  Provisions. . . . . . . . . . . . . . . . . . . . . . .7
               -------------------
          6.2  Powers and Duties of the Chief Executive Officer,
               -------------------------------------------------
                 the Board  and  the  President the Chairman of . . . . . . . .8
                 ----------------------------------------------
          6.3  Powers  and  Duties  of  Vice  Presidents. . . . . . . . . . . .9
               -----------------------------------------
          6.4  Powers  and  Duties  of  the  Secretary. . . . . . . . . . . . .9
               ---------------------------------------
          6.5  Powers  and  Duties  of  the  Treasurer. . . . . . . . . . . . .9
               ---------------------------------------
          6.6  Appointment,  Powers  and  Duties  of  Assistant Secretaries. . 9
               ------------------------------------------------------------
          6.7  Appointment,  Powers  and  Duties  of  Assistant Treasurers. . .9
               -----------------------------------------------------------
          6.8  Delegation  of  Duties . . . . . . . . . . . . . . . . . . . . 10
               ----------------------


ARTICLE  SEVEN   CAPITAL  STOCK . . . . . . . . . . . . . . . . . . . . . . . 10
          7.1  Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 10
               ------------
          7.2  Shareholder  List. . . . . . . . . . . . . . . . . . . . . . . 11
               -----------------
          7.3  Transfer  of  Shares. . . . . . . . . . . . . . . . . . . . . .11
               --------------------
          7.4  Record  Dates. . . . . . . . . . . . . . . . . . . . . . . . . 11
               -------------
          7.5  Registered  Owner. . . . . . . . . . . . . . . . . . . . . . . 11
               -----------------
          7.6  Transfer  Agent  and  Registrars . . . . . . . . . . . . . . . 11
               --------------------------------
          7.7  Lost  Certificates . . . . . . . . . . . . . . . . . . . . . . 11
               ------------------
          7.8  Fractional  Shares  or  Scrip. . . . . . . . . . . . . . . . . 11
               -----------------------------


ARTICLE  EIGHT  BOOKS  AND  RECORDS;  SEAL;  ANNUAL  STATEMENTS . . . . . . . 12
          8.1  Inspection  of  Books  and  Records. . . . . . . . . . . . . . 12
          ---  -----------------------------------
          8.2  Seal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
          ---  ----
          8.3  Annual  Statements . . . . . . . . . . . . . . . . . . . . . . 13
          ---  ------------------


ARTICLE  NINE   INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . 13
          9.1  Authority  to  Indemnify . . . . . . . . . . . . . . . . . . . 13
               ------------------------
          9.2  Mandatory  Indemnification . . . . . . . . . . . . . . . . . . 14
               --------------------------
          9.3  Advance  for  Expenses . . . . . . . . . . . . . . . . . . . . 14
               ----------------------
          9.4  Court-ordered Indemnification and Advances for  Expenses . . . 14
               --------------------------------------------------------
          9.5  Determination  of  Indemnification . . . . . . . . . . . . . . 14
               ----------------------------------
          9.6  Authorization  of  Indemnification . . . . . . . . . . . . . . 15
               ----------------------------------
          9.7  Other  Rights. . . . . . . . . . . . . . . . . . . . . . . . . 15
               -------------
          9.8  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . 15
               ---------
          9.9  Continuation  of  Expenses . . . . . . . . . . . . . . . . . . 15
               --------------------------
          9.10 Indemnification  for  Regulatory  Actions. . . . . . . . . . . 15
               -----------------------------------------

ARTICLE  TEN   NOTICES:  WAIVERS  OF  NOTICE. . . . . . . . . . . . . . . . . 16
          10.1  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                -------
          10.2  Waivers  of  Notice . . . . . . . . . . . . . . . . . . . . . 16
                -------------------


ARTICLE  ELEVEN   EMERGENCY  POWERS . . . . . . . . . . . . . . . . . . . . . 16
          11.1  Bylaws. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                ------
          11.2  Lines  of  Succession . . . . . . . . . . . . . . . . . . . . 16
                ---------------------
          11.3  Head  Office. . . . . . . . . . . . . . . . . . . . . . . . . 16
                ------------
          11.4  Period  of  Effectiveness . . . . . . . . . . . . . . . . . . 17
                -------------------------
          11.5  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                -------
          11.6  Officers  as  Directors  Pro  Tempore . . . . . . . . . . . . 17
                -------------------------------------
          11.7  Liability  of  Officers,  Directors  and  Agents. . . . . . . 17
                ------------------------------------------------


ARTICLE  TWELVE   CHECKS,  NOTES,  DRAFTS,  ETC.. . . . . . . . . . . . . . . 17


ARTICLE  THIRTEEN   AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . 17

                                     BYLAWS
                                       OF
                            FREEDOM BANCSHARES, INC.



                                   ARTICLE ONE
                                     OFFICES


     The corporation shall at all times maintain its principal office in Commerce, Georgia, its registered office in the State of Georgia and its registered agent at that address, but it may have other offices located within or outside the State of Georgia as the Board of Directors may determine.


                                   ARTICLE TWO
                             SHAREHOLDERS' MEETINGS

     2.1   Annual  Meeting.  A  meeting of shareholders of the corporation shall
           ---------------
be held annually, within six (6) months after the end of each fiscal year of the corporation. The annual meeting shall be held at such time and place, and on such date, as the Directors shall determine from time to time and as shall be specified in the notice of the meeting.

     2.2   Special Meetings.  Special meetings of the shareholders may be called
           ----------------
at any time by the corporation's Board of Directors, its President, or by the corporation upon the written request of any one or more shareholders owning an aggregate of not less than twenty-five percent (25%) of the outstanding capital stock of the corporation. Special meetings shall be held at such a time and place and on such date as shall be specified in the notice of the meeting.

     2.3   Place.  Annual or special meetings of shareholders may be held within
           -----
or  without  the  State  of  Georgia.

     2.4   Notice.  Notice  of  annual  or special shareholders meetings stating
           ------
the place, day and hour of the meeting shall be given in writing not less than ten nor more than sixty (60) days before the date of the meeting, either mailed to the last known address or personally given to each shareholder. Notice of any special meeting of shareholders shall state the purpose or purposes for which the meeting is called. The notice of any meeting at which amendments to or restatements of the articles of incorporation, merger or share exchange of the corporation, or the disposition of corporate assets requiring shareholder approval are to be considered shall state such purpose, and shall further comply with all requirements of law. Notice of a meeting may be waived by an instrument in writing executed before or after the meeting. The waiver need not specify the purpose of the meeting or the business transacted, unless one of the purposes of the meeting concerns a plan of merger or share exchange, in which event the waiver shall comply with the further requirements of law concerning such waivers. Attendance at such meeting in person or by proxy shall constitute a waiver of notice thereof.

     2.5   Quorum.  At  all  meetings  of  shareholders  a  majority  of  the
           ------
outstanding shares of stock shall constitute a quorum for the transaction of business, and no resolution or business shall be transacted without the favorable vote of the holders of a majority of the shares represented at the meeting and entitled to vote. A lesser number may adjourn from day to day, and shall announce the time and place to which the meeting is adjourned.

     2.6   Proxies;  Required  Vote.  At  every  meeting  of  the  shareholders,
           -------------------------
including meetings of shareholders for the election of Directors, any shareholder having the right to vote shall be entitled to vote in person or by proxy, but no proxy shall be voted after eleven months from its date, unless said proxy provides for a longer period. Each shareholder shall have one vote for each share of stock having voting power, registered in his or her name on the books of the corporation. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, except as otherwise provided by law, by the articles of incorporation or by these bylaws.

     2.7   Presiding  Officer  and Secretary.  At every meeting of shareholders,
           ---------------------------------
the Chairman or the President, or if such officers shall not be present then the person appointed by one of them, shall preside. The Secretary or an Assistant Secretary, or if such officers shall not be present, the appointee of the presiding officer of the meeting, shall act as secretary of the meeting.

     2.8   Shareholder  List.  The  officer  or agent having charge of the stock
           -----------------
transfer books of the corporation shall produce for inspection of any shareholder at, and continuously during, every meeting of the shareholders, a complete alphabetical list of shareholders showing the address and share holdings of each shareholder. If the record of shareholders readily shows such information, it may be produced in lieu of such a list.


                                  ARTICLE THREE
                                    DIRECTORS

     3.1   Management.  Subject to these bylaws, or any lawful agreement between
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the shareholders, the full and entire management of the affairs and business of the corporation shall be vested in the Board of Directors, which shall have and may exercise all of the powers that may be exercised or performed by the corporation.

     3.2   Number  of  Directors.  The  Board  of Directors shall consist of not
           ---------------------
less than five (5) nor more than twenty-five (25) members. The number of Directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders by the affirmative vote of two-thirds of the issued and outstanding shares of the corporation entitled to vote in an election of Directors, or by the Board of Directors by the affirmative vote of two-thirds of all Directors then in office.

     3.3   Vacancies.  The  Directors,  even though less than a quorum, may fill
           ---------
any vacancy on the Board of Directors, including a vacancy created by an increase in the number of Directors. Such appointment by the Directors shall continue until the expiration of the term of the Director whose place has become vacant, or, in the case of an increase in the number of Directors, until the next meeting of the shareholders.

     3.4   Election  of Directors.  The Board of Directors shall be divided into
           ----------------------
three (3) classes, Class I, Class II and Class III, which shall be nearly equal in number as possible. Each Director in Class I shall be elected to an initial term of one (1) year, each Director in Class II shall be elected to an initial term of two (2) years and each Director in Class III shall be elected to an initial term of three (3) years, and each Director shall serve until the election and qualification of his or her successor or until his or her earlier resignation, death or removal from office. Upon the expiration of the initial terms of office for each Class of Directors, the Directors of each Class shall be elected for terms of three (3) years, to serve until the election and qualification of their successors or until their earlier resignation, death or removal from office. No person shall be eligible to stand for election as a Director, nor may be elected as a Director, if such person is seventy-two (72) years of age or greater at the time of such election.

     3.5   Removal.  Any  Director may be removed from office, at a meeting with
           -------
respect to which notice of such purpose is given, with cause, only upon the affirmative vote of the holders of a majority of the issued and outstanding shares of the corporation or by the affirmative vote of at least two-thirds (2/3) of the Directors of the corporation then serving, excluding the Director to be removed. Any Director may be removed from office, at a meeting with respect to which notice of such purpose is given, without cause, only upon the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding shares of the corporation.

     3.6   Resignation.  Any  Director  may  resign at any time either orally at
           -----------
any meeting of the Board of Directors or by so advising the Chairman of the Board or the President or by giving written notice to the corporation. A Director who resigns may postpone the effectiveness of his or her resignation to a future date or upon the occurrence of a future event specified in a written tender of resignation. If no time of effectiveness is specified therein, a resignation shall be effective upon tender. A vacancy shall be deemed to exist at the time a resignation is tendered, and the Board of Directors or the shareholders may, then or thereafter, elect a successor to take office when the resignation by its terms becomes effective.

     3.7   Compensation.  Directors  may  be allowed such compensation for their
           ------------
services as Directors as may from time to time be fixed by resolution of the Board of Directors.

     3.8   Honorary  and Advisory Directors.  When a Director of the corporation
           --------------------------------
retires under the retirement policies of the corporation as established from time to time by the Board of Directors, the Board of Directors may appoint such retiring Director as an Honorary Director, Director Emeritus, or member of an advisory board established by the Board of Directors. The Board of Directors of the corporation also may appoint any individual as an Honorary Director, Director Emeritus, or member of any advisory board established by the Board of Directors. Any individual appointed as an Honorary Director, Director Emeritus, or member of an advisory board as provided by this Section 3.8 may be compensated as provided in Section 3.7, but such individual may not vote at any meeting of the Board of Directors or be counted in determining a quorum as provided in Section 5.5 and shall not have any responsibility or be subject to any liability imposed upon a Director, or otherwise be deemed a Director.

     3.9   Nomination  of  Directors.
           -------------------------

          (a) Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at any meeting of shareholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section. Unless and until a nominating committee is established by the Board of Directors, the Board of Directors shall act as a nominating committee to select the management nominees for election as Directors.

          (b) Nominations, other than those management nominees made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice shall be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed or such public disclosure was made. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Director, all information relating to such person as required to be disclosed in solicitation of proxies for election of Directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (including such person's written consent to being named in a proxy statement as a nominee and to serving as a Director if elected); and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the books of the corporation, of such shareholder and (B) the class and number of shares of the corporation's capital stock that are beneficially owned by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the provisions of this Section. The officer presiding at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section and the defective nomination shall be disregarded.


                                  ARTICLE FOUR
                                   COMMITTEES

     4.1   Executive  Committee.  (a)  The Board of Directors may, by resolution
           --------------------
adopted by a majority of the entire Board, designate an Executive Committee consisting of one or more Directors. Each Executive Committee member shall hold office until the first meeting of the Board of Directors after the annual meeting of shareholders and until the member's successor is elected and qualified, or until the member's death, resignation or removal, or until the member shall cease to be a Director.

          (b) During the intervals between the meetings of the Board of Directors, the Executive Committee may exercise all the authority of the Board of Directors; provided, however, that the Executive Committee shall not have the power to amend or repeal any resolution of the Board of Directors that by its terms shall not be subject to amendment or repeal by the Executive Committee, and the Executive Committee shall not have the authority of the Board of Directors in reference to (i) the amendment of the articles of incorporation or bylaws of the corporation; (ii) the adoption of a plan of merger or consolidation; (iii) the sale, lease, exchange or other disposition of all or substantially all the property and assets of the corporation; or (iv) a voluntary dissolution of the corporation or the revocation of any such voluntary dissolution.

          (c) The Executive Committee shall meet from time to time on call of the Chairman of the Board or the President or of any two or more members of the Executive Committee. Meetings of the Executive Committee may be held at such place or places, within or without the State of Georgia, as the Executive Committee shall determine or as may be specified or fixed in the respective notices or waivers of such meetings. The Executive Committee may fix its own rules of procedure, including provision for notice of its meetings. It shall keep a record of its proceedings and shall report these proceedings to the Board of Directors at the meeting thereof held next after they have been taken, and all such proceedings shall be subject to revision or alteration by the Board of Directors except to the extent that action shall have been taken pursuant to or in reliance upon such proceedings prior to any such revision or alteration.

          (d) The Executive Committee shall act by majority vote of its members; provided, however, that contracts or transactions of and by the corporation in which officers or Directors of the corporation are interested shall require the affirmative vote of a majority of the disinterested members of the Executive Committee at a meeting of the Executive Committee at which the material facts as to the interest and as to the contract or transaction are disclosed or known to the members of the Executive Committee prior to the vote.

          (e) Members of the Executive Committee may participate in committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, and such participation shall constitute presence in person at such proceedings.

          (f) The Board of Directors, by resolution adopted in accordance with paragraph (a) of this section, may designate one or more Directors as alternate members of the Executive Committee who may act in the place and stead of any absent member or members at any meeting of said committee.

     4.2   Other Committees.  The Board of Directors, by resolution adopted by a
           ----------------
majority of the entire Board, may designate one or more additional committees, each committee to consist of one or more of the Directors of the corporation, which shall have such name or names and shall have and may exercise such powers of the Board of Directors, except the powers denied to the Executive Committee, as may be determined from time to time by the Board of Directors. Such committees shall provide for their own rules of procedure, subject to the same restrictions thereon as provided above for the Executive Committee.

     4.3   Removal.  The  Board  of  Directors  shall  have power at any time to
           -------
remove any member of any committee, with or without cause, and to fill vacancies in and to dissolve any such committee.


                                  ARTICLE FIVE
                       MEETINGS OF THE BOARD OF DIRECTORS

     5.1   Time  and  Place.  Meetings  of the Board of Directors may be held at
           ----------------
any time and place either within or without the State of Georgia.

     5.2   Regular  Meetings.  Regular meetings of the Board of Directors may be
           -----------------
held without notice at such time and place, within or without the State of Georgia, as shall be determined by the Board of Directors from time to time.

     5.3   Special  Meetings.  Special meetings of the Board of Directors may be
           -----------------
called by the Chairman of the Board or the President on not less than two (2) days notice by mail, telegram, cablegram, personal delivery, telephone, or e-mail (provided the recipient has an e-mail address) to each Director and shall be called by the Chairman of the Board or the President in like manner and on like notice on the written request of any two or more Directors. Any such special meeting shall be held at such time and place, within or without the State of Georgia, as shall be stated in the notice of the meeting.

     5.4   Content  and Waiver of Notice.  No notice of any meeting of the Board
           -----------------------------
of Directors need state the purposes thereof. Notice of any meeting may be waived by an instrument in writing executed before or after the meeting. Attendance in person at any such meeting shall constitute a waiver of notice thereof unless the director at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     5.5   Quorum;  Participation by Telephone.  At all meetings of the Board of
           -----------------------------------
Directors, the presence of a majority of the authorized number of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business. Directors may participate in any meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by means of such communications equipment shall constitute the presence in person at such meeting. Except as may be otherwise specifically provided by law, the articles of incorporation or these bylaws, all resolutions adopted and all business transacted by the Board of Directors shall require the affirmative vote of a majority of the Directors present at the meeting. In the absence of a quorum, a majority of the Directors present at any meeting may adjourn the meeting from time to time until a quorum is present. Notice of any adjourned meeting need only be given by announcement at the meeting at which the adjournment is taken.

     5.6   Action  in  Lieu  of Meeting.  Any action required or permitted to be
           ----------------------------
taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board of Directors and upon compliance with any further requirements of law pertaining to such consents.

     5.7   Interested Directors and Officers.  An interested Director or officer
           ---------------------------------
is one who is a party to a contract or transaction with the corporation or who is an officer or Director of, or has a financial interest in, another corporation, partnership or association which is a party to a contract or transaction with the corporation. Contracts and transactions between the corporation and one or more interested Directors or officers shall not be void or voidable solely because of the involvement or vote of such interested persons as long as (a) the contract or transaction is approved in good faith by the Board of Directors or appropriate committee by the affirmative vote of a majority of disinterested Directors, even if the disinterested Directors be less than a quorum, at a meeting of the Board or committee at which the material facts as to the interested person or persons and the contract or transaction are disclosed or known to the Board or committee prior to the vote; or (b) the contract or transaction is approved in good faith by the shareholders after the material facts as to the interested person or persons and the contract or transaction have been disclosed to them; or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board, committee or shareholders. Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board or committee which authorizes the contract or transaction.


                                   ARTICLE SIX
                         OFFICERS, AGENTS AND EMPLOYEES

     6.1   General Provisions.  The officers of the corporation shall be a Chief
           ------------------
Executive Officer, a President and a Secretary, and may include a Treasurer, Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. The officers shall be elected by the Board of Directors at the first meeting of the Board of Directors after the annual meeting of the shareholders in each year or shall be appointed as provided in these bylaws. The Board of Directors may elect other officers, agents and employees, who shall have such authority and perform such duties as may be prescribed by the Board of Directors. All officers shall hold office until the meeting of the Board of Directors following the next annual meeting of the shareholders after their election or appointment and until their successors shall have been elected or appointed and shall have qualified. Any two or more offices may be held by the same person. Any officer, agent or employee of the corporation may be removed by the Board of Directors with or without cause. Removal without cause shall be without prejudice to such person's contract rights, if any, but the election or appointment of any person as an officer, agent or employee of the corporation shall not of itself create contract rights. The compensation of officers, agents and employees elected by the Board of Directors shall be fixed by the Board of Directors or by a committee thereof, and this power may also be delegated to any officer, agent or employee as to persons under his or her direction or control. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

     6.2   Powers and Duties of the Chief Executive Officer, the Chairman of the
           ---------------------------------------------------------------------
Board and the President. The powers and duties of the Chief Executive Officer,
-----------------------
the Chairman of the Board and the President, subject to the supervision and control of the Board of Directors, shall be those usually appertaining to their respective offices and whatever other powers and duties are prescribed by these bylaws or by the Board of Directors.

          (a)  The Chief Executive Officer shall have general charge of the
                   -----------------------
business and affairs of the Corporation and shall keep the board of directors fully advised. The chief executive officer shall employ and discharge employees and agents of the Corporation, except such as shall be elected by the board of directors, and he or she may delegate these powers. The chief executive officer may vote the shares or other securities of any other domestic or foreign Corporation of any type or kind which may at any time be owned by the Corporation, may execute any shareholders' or other consents in respect thereof and may in his or her discretion delegate such powers by executing proxies, or otherwise, on behalf of the Corporation. The board of directors, by resolution from time to time, may confer like powers upon any other person or persons.

          (b)  The Chairman of the Board shall preside at all meetings of the
                   ---------------------
Board of Directors and at all meetings of the shareholders. The Chairman of the Board shall perform such other duties as the Board of Directors may from time to time direct, but shall not participate in any major policy-making functions of the corporation other than in his or her capacity as a director.

          (c)  The President shall, unless otherwise provided by the Board of
                   ---------
Directors, be the chief executive officer of the corporation. The President shall have general charge of the business and affairs of the corporation and shall keep the Board of Directors fully advised. The President shall employ and discharge employees and agents of the corporation, except such as shall be elected by the Board of Directors, and he or she may delegate these powers. The President shall have such powers and perform such duties as generally pertain to the office of the President, as well as such further powers and duties as may be prescribed by the Board of Directors. The President may vote the shares or other securities of any other domestic or foreign corporation of any type or kind which may at any time be owned by the corporation, may execute any shareholders' or other consents in respect thereof and may in his or her discretion delegate such powers by executing proxies, or otherwise, on behalf of the corporation. The Board of Directors, by resolution from time to time, may confer like powers upon any other person or persons.

     6.3   Powers and Duties of Vice Presidents.  Each Vice President shall have
           ------------------------------------
such powers and perform such duties as the Board of Directors or the President may prescribe and shall perform such other duties as may be prescribed by these bylaws. In the absence or inability to act of the President, unless the Board of Directors shall otherwise provide, the Vice President who has served in that capacity for the longest time and who shall be present and able to act, shall perform all duties and may exercise any of the powers of the President. The performance of any such duty by a Vice President shall be conclusive evidence of his or her power to act.

     6.4   Powers  and Duties of the Secretary.  The Secretary shall have charge
           -----------------------------------
of the minutes of all proceedings of the shareholders and of the Board of Directors and shall keep the minutes of all their meetings at which he or she is present. Except as otherwise provided by these bylaws, the Secretary shall attend to the giving of all notices to shareholders and Directors. He or she shall have charge of the seal of the corporation, shall attend to its use on all documents the execution of which on behalf of the corporation under its seal is duly authorized and shall attest the same by his or her signature whenever required. The Secretary shall have charge of the record of shareholders of the corporation, of all written requests by shareholders that notices be mailed to them at an address other than their addresses on the record of shareholders, and of such other books and papers as the Board of Directors may direct. Subject to the control of the Board of Directors, the Secretary shall have all such powers and duties as generally are incident to the position of Secretary or as may be assigned to the Secretary by the President or the Board of Directors.

     6.5   Powers  and Duties of the Treasurer.  The Treasurer shall have charge
           -----------------------------------
of all funds and securities of the corporation, shall endorse the same for deposit or collection when necessary and deposit the same to the credit of the corporation in such banks or depositaries as the Board of Directors may authorize. The Treasurer may endorse all commercial documents requiring endorsements for or on behalf of the corporation and may sign all receipts and all commercial documents requiring endorsements for or on behalf of the corporation and may sign all receipts and vouchers for payments made to the corporation. The Treasurer shall have all such powers and duties as generally are incident to the position of Treasurer or as may be assigned to the Treasurer by the President or by the Board of Directors.

     6.6   Appointment,  Powers  and Duties of Assistant Secretaries.  Assistant
           ---------------------------------------------------------
Secretaries may be appointed by the President or elected by the Board of Directors. In the absence or inability of the Secretary to act, any Assistant Secretary may perform all the duties and exercise all the powers of the Secretary. The performance of any such duty shall be conclusive evidence of the Assistant Secretary's power to act. An Assistant Secretary shall also perform such other duties as the Secretary or the Board of Directors may assign to him or her.

     6.7   Appointment,  Powers  and  Duties of Assistant Treasurers.  Assistant
           ---------------------------------------------------------
Treasurers may be appointed by the President or elected by the Board of Directors. In the absence or inability of the Treasurer to act, an Assistant Treasurer may perform all the duties and exercise all the powers of the Treasurer. The performance of any such duty shall be conclusive evidence of the Assistant Treasurer's power to act. An Assistant Treasurer shall also perform such other duties as the Treasurer or the Board of Directors may assign to him or her.

     6.8   Delegation  of  Duties.  In case of the absence of any officer of the
           ----------------------
corporation, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors (or in the case of Assistant Secretaries or Assistant Treasurers only, the President) may confer for the time being the powers and duties, or any of them, of such officer upon any other officer or elect or appoint any new officer to fill a vacancy created by death, resignation, retirement or termination of any officer. In such latter event such new officer shall serve until the next annual election of officers.


                                  ARTICLE SEVEN
                                  CAPITAL STOCK

     7.1   Certificates.  (a)  The  interest  of  each  shareholder  shall  be
           ------------
evidenced by a certificate or certificates representing shares of the corporation which shall be in such form as the Board of Directors may from time to time adopt and shall be numbered and shall be entered in the books of the corporation as they are issued. Each certificate representing shares shall set forth upon the face thereof the following:

               (i)  the name of this corporation;

                         (ii) that the corporation is organized under the laws
               of the State of Georgia;

                         (iii) the name or names of the person or persons to
               whom the certificate is issued;

                         (iv) the number and class of shares, and the
               designation of the series, if any, which the certificate represents; and

                         (v) if any shares represented by the certificate are nonvoting shares, a statement or notation to that effect; and, if the shares represented by the certificate are subordinate to shares of any other class or series with respect to dividends or amounts payable on liquidation, the certificate shall further set forth on either the face or back thereof a clear and concise statement to that effect.

          (b) Each certificate shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of the corporation or a facsimile thereof. If a certificate is countersigned by a transfer agent or registered by a registrar, other than the corporation itself or an employee of the corporation, the signature of any such officer of the corporation may be a facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signatures shall have been used thereon had not ceased to be such officer or officers.

     7.2   Shareholder  List.  The  corporation shall keep or cause to be kept a
           -----------------
record of the shareholders of the corporation which readily shows, in alphabetical order or by alphabetical index, and by classes or series of stock, if any, the names of the shareholders entitled to vote, with the address of and the number of shares held by each. Said record shall be presented and kept open at all meetings of the shareholders.

     7.3   Transfer of Shares.  Transfers of stock shall be made on the books of
           ------------------
the corporation only by the person named in the certificate, or by power of attorney lawfully constituted in writing, and upon surrender of the certificate, or in the case of a certificate alleged to have been lost, stolen or destroyed, upon compliance with the provisions of Section 7.8 of these bylaws.

     7.4   Record  Dates.  For  the purpose of determining shareholders entitled
           -------------
to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date to be not more than seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.

     7.5   Registered  Owner.  The  corporation  shall  be entitled to treat the
           -----------------
holder of record of any share of stock of the corporation as the person entitled to vote such share, to receive any dividend or other distribution with respect to such share, and for all other purposes and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     7.6   Transfer  Agent  and  Registrars.  The Board of Directors may appoint
           --------------------------------
one or more transfer agents and one or more registrars and may require each stock certificate to bear the signature or signatures of a transfer agent or a registrar or both.

     7.7   Lost  Certificates.  Any person claiming a certificate of stock to be
           ------------------
lost, stolen or destroyed shall make an affidavit or affirmation of the fact in such manner as the Board of Directors may require and, if the Directors so require, shall give the corporation a bond of indemnity in form and amount and with one or more sureties satisfactory to the Board of Directors, whereupon an appropriate new certificate may be issued in lieu of the certificate alleged to have been lost, stolen or destroyed.

     7.8   Fractional  Shares  or  Scrip.  The  corporation  may,  when  and  if
           -----------------------------
authorized so to do by its Board of Directors, issue certificates for fractional shares or scrip in order to effect share transfers, share distributions or reclassifications, mergers, share exchange or reorganizations. Holders of fractional shares shall be entitled, in proportion to their fractional holdings, to exercise voting rights, receive dividends and participate in any of the assets of the corporation in the event of liquidation. Holders of scrip shall not, unless expressly authorized by the Board of Directors, be entitled to exercise any rights of a shareholder of the corporation, including voting rights, dividend rights or the right to participate in any assets of the corporation in the event of liquidation. In lieu of issuing fractional shares or scrip, the corporation may pay in cash the fair value of fractional interests as determined by the Board of Directors; and the Board of Directors may adopt resolutions regarding rights with respect to fractional shares or scrip as it may deem appropriate, including without limitation the right for persons entitled to receive fractional shares to sell such fractional shares or purchase such additional fractional shares as may be needed to acquire one full share, or sell such fractional shares or scrip for the account of such persons.


                                  ARTICLE EIGHT
                   BOOKS AND RECORDS; SEAL; ANNUAL STATEMENTS

     8.1     Inspection  of  Books  and  Records.  (a) A shareholder owning more
             -----------------------------------
than 2% of the outstanding shares of the corporation shall be entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder meets the requirements of subsection (b) of this Section 8.1 and gives the corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

                         (i)   excerpts from minutes of any meeting of the board
of directors, records of any action of a committee of the board of directions while acting in place of the board of directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting;

                         (ii)  accounting records of the corporation; and

                         (iii) the record of shareholders.

               (b) A shareholder owning more than 2% of the outstanding shares of the corporation may inspect and copy the records described in subsection (a) of this Section 8.1 only if:

                         (i)   his demand is made in good faith and for a proper
purpose that is reasonably relevant to his legitimate interest as a shareholder;

                         (ii)  he describes with reasonable particularity his
purpose and the records he desires to inspect;

                         (iii) the records are directly connected with his
purpose; and

                         (iv)  the records are to be used only for the stated
purpose.

          (c) If the Secretary or a majority of the corporation's Board of Directors or Executive Committee members find that the request is proper, the Secretary shall promptly notify the shareholder of the time and place at which the inspection may be conducted.

          (d) If said request is found by the Secretary, the Board of Directors or the Executive Committee to be improper, the Secretary shall so notify the requesting shareholder on or prior to the date on which the shareholder requested to conduct the inspection. The Secretary shall specify in said notice the basis for the rejection of the shareholder's request.

          (e) The Secretary, the Board of Directors and the Executive Committee shall at all times be entitled to rely on the corporate records in making any determination hereunder.

     8.2     Seal.  The  corporate  seal  shall  be in such form as the Board of
             ----
Directors may from time to time determine. In the event it is inconvenient to use such a seal at any time, the signature of the corporation followed by the word "Seal" enclosed in parentheses or scroll shall be deemed the seal of the corporation.

     8.3     Annual  Statements.  Not  later than four months after the close of
             ------------------
each fiscal year, and in any case prior to the next annual meeting of shareholders, the corporation shall prepare:

          (a) A balance sheet showing in reasonable detail the financial condition of the corporation as of the close of its fiscal year, and

          (b) A profit and loss statement showing the results of its operations during its fiscal year. Upon written request, the corporation promptly shall mail to any shareholder of record a copy of its most recent balance sheet and profit and loss statement.


                                  ARTICLE NINE
                                 INDEMNIFICATION

     9.1   Authority  to Indemnify.  The corporation shall indemnify or obligate
           -----------------------
itself to indemnify an individual made a party to a proceeding because he or she is or was a director or officer of the corporation (or was serving at the request of the corporation as a director, officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise) for reasonable expenses, judgments, fines, penalties and amounts paid in settlement (including attorneys' fees), incurred in connection with the proceeding if the individual acted in manner he or she believed in good faith to be in or not opposed to the best interests of the corporation and, in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent
                                             ---- ----------
is not, of itself, determinative that the director, officer, employee or agent did not meet the standard of conduct set forth above. Indemnification permitted under this action in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

     9.2   Mandatory  Indemnification.  The  extent  that  a  director, officer,
           --------------------------
employee or agent of the corporation has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party, or in defense of any claim, issue, or matter therein , because he or she is or was a director, officer, employee or agent of the corporation, the corporation shall indemnify the director, employee or agent against reasonable expenses incurred by him or her in connection therewith.

     9.3   Advance for Expenses.  The corporation shall pay for or reimburse the
           --------------------
reasonable expenses incurred by a director or officer of the corporation who is a party to a proceeding in advance of final disposition of the proceeding if (a) he or she furnishes the corporation written affirmation of his or her good faith belief that he or she has met the standard of conduct set forth in Section 9.1 of this section, and (b) he or she furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay any advances if it is ultimately determined that he or she is not entitled to indemnification. The undertaking required by this section must be an unlimited general obligation but need not be secured and may be accepted without reference to financial ability to make repayment.

     9.4   Court-ordered Indemnification and Advances for Expenses.  A director,
           -------------------------------------------------------
officer, employee or agent of the corporation who is a party to a proceeding may apply for indemnification or advances for expenses to the court conducting the proceeding or to another court of competent jurisdiction.

     9.5   Determination  of Indemnification.  Except as provided in Section 9.2
           ---------------------------------
and except as may be ordered by the court, the corporation may not indemnify a director, officer, employee or agent under Section 9.1 unless authorized thereunder and a determination has been made in the specific case that indemnification of the director, officer, employee or agent is permissible in the circumstances because he or she has met the standard of conduct set forth in
Section 9.1. The determination shall be made:

          (a) By the board of directors by majority vote of a quorum consisting of directors not at the time parties to the proceedings;

          (b) If a quorum cannot be obtained, by majority vote of a committee duly designated by the board of directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

          (c)     By  special  legal  counsel:

                  (i) Selected by the board of directors or its committee in the manner prescribed in paragraph (a) or (b) of this section; or

                  (ii) If a quorum of the board of directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full board of directors (in which selection directors who are parties may participate); or

          (d) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

     9.6   Evaluation  of  Expenses.  An  evaluation as to the reasonableness of
           ------------------------
expenses shall be made in the same manner as the determination that indemnification is permissible in the circumstances because the director or officer has met the standard of conduct set forth in Section 9.1, except that if the determination is made by special legal counsel, an evaluation as to the reasonableness of expenses shall be made by those entitled under subsection (c) of Section 9.5 to select counsel.

     9.7   Other  Rights.  The  indemnification  and  advancement  of  expenses
           -------------
provided by or granted pursuant to this Article Nine shall not be deemed exclusive of any other rights, in respect of indemnification or otherwise, to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, resolution, agreement or contract either specifically or in general terms approved by the affirmative vote of the holders of a majority of the shares entitled to vote thereon taken at a meeting the notice of which specified that such bylaw, resolution or agreement would be placed before the stockholders, both as to action by a director, trustee, officer, employee or agent in his or her official capacity and as to action in another capacity while holding such office or position; except that no such other rights, in respect to indemnification or otherwise, may be provided or granted to a director, trustee, officer, employee, or agent pursuant to this Section 9.7 by the corporation for liability for (a) any appropriation, in violation of his or her duties, of any business opportunity of the corporation; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code dealing with illegal or unauthorized distributions of corporate assets, whether as dividends or in liquidation of the corporation or otherwise; or (d) any transaction from which the director derived an improper material tangible personal benefit.

     9.8   Insurance.  The  corporation  may  purchase and maintain insurance on
           ---------
behalf of an individual who is or was a director, officer, employee, or agent of the corporation or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee, or agent whether or not the corporation would have power to indemnify him or her against the same liability under this Article Nine.

     9.9   Continuation  of  Expenses.  The  indemnification  and advancement of
           --------------------------
expenses provided by or granted pursuant to this Article Nine shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     9.10  Indemnification  for  Regulatory  Actions.  Notwithstanding  the
           -----------------------------------------
foregoing, the corporation may make or agree to make indemnification payments to an institution-affiliated party, as defined at 12 USC 1813(u), for an administrative proceeding or civil action initiated by any federal banking agency, only in accordance with the requirements of 12 USC 1828(k) and its implementing regulations.


                                   ARTICLE TEN
                           NOTICES: WAIVERS OF NOTICE

     10.1   Notices.  Except as otherwise specifically provided in these bylaws,
            -------
whenever under the provisions of these bylaws notice is required to be given to any shareholder, Director or officer, it shall not be construed to mean personal notice, but such notice may be given by personal notice, by e-mail (provided the recipient has an e-mail address), by telegram or cablegram, or by mail by depositing the same in the post office or letter box in a postage prepaid sealed wrapper, addressed to such shareholder, Director or officer at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus sent or mailed.

     10.2   Waivers  of  Notice.  Except  as otherwise provided in these bylaws,
            -------------------
when any notice is required to be given by law, by the articles of incorporation or by these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. In the case of a shareholder, such waiver of notice may be signed by the shareholder's attorney or proxy duly appointed in writing.


                                 ARTICLE ELEVEN
                                EMERGENCY POWERS

     11.1   Bylaws.  The  Board of Directors may adopt emergency bylaws, subject
            ------
to repeal or change by action of the shareholders, which shall, notwithstanding any provision of law, the articles of incorporation or these bylaws, be operative during any emergency in the conduct of the business of the corporation resulting from an attack on the United States or on a locality in which the corporation conducts its business or customarily holds meeting of its Board of Directors or its shareholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot readily be convened for action. The emergency bylaws may make any provision that may be practical and necessary for the circumstances of the emergency.

     11.2   Lines  of  Succession.  The  Board  of  Directors,  either before or
            ---------------------
during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

     11.3   Head  Office.  The  Board  of Directors, either before or during any
            ------------
such emergency, may (effective during the emergency) change the head office or designate several alternative head offices or regional offices, or authorize the officers to do so.

     11.4   Period  of  Effectiveness.  To  the extent not inconsistent with any
            -------------------------
emergency bylaws so adopted, these bylaws shall remain in effect during any such emergency and upon its termination, the emergency bylaws shall cease to be operative.

     11.5   Notices.  Unless  otherwise  provided in emergency bylaws, notice of
            -------
any meeting of the Board of Directors during any such emergency may be given only to such of the Directors as it may be feasible to reach at the time, and by such means as may be feasible at the time, including publication, radio or television.

     11.6   Officers  as  Directors  Pro  Tempore.  To  the  extent  required to
            -------------------------------------
constitute a quorum at any meeting of the Board of Directors during any such emergency, the officers of the corporation who are present shall, unless otherwise provided in emergency bylaws, be deemed, in order of rank and within the same rank in order of seniority, Directors for such meeting.

     11.7   Liability  of Officers, Directors and Agents.  No officer, Director,
            --------------------------------------------
agent or employee acting in accordance with any emergency bylaw shall be liable except for willful misconduct. No officer, Director, agent or employee shall be liable for any action taken by him or her in good faith in such an emergency in furtherance of the ordinary business affairs of the corporation even though not authorized by the bylaws then in effect.


                                 ARTICLE TWELVE
                           CHECKS, NOTES, DRAFTS, ETC.

     Checks, notes, drafts, acceptances, bills of exchange and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board of Directors by resolution shall from time to time designate.


                                ARTICLE THIRTEEN
                                   AMENDMENTS

     The bylaws of the corporation may be altered or amended and new bylaws may be adopted by the shareholders at any annual or special meeting of the shareholders or by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that, if such action is to be taken at a meeting of the shareholders, notice of the general nature of the proposed change in the bylaws shall be given in the notice of meeting. The shareholders may provide by resolution that any bylaw provision repealed, amended, adopted, or altered by them may not be repealed, amended, adopted or altered by the Board of Directors. Except as otherwise provided in the articles of incorporation, action by the shareholders with respect to bylaws shall be taken by an affirmative vote of a majority of all shares entitled to elect Directors, and action by the Board of Directors with respect to bylaws shall be taken by an affirmative vote of a majority of all Directors then holding office.